UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  February 12, 2013

                           Amerigo Energy, Inc.
                          ----------------------
           (Exact name of registrant as specified in its charter)

               Delaware                   000-09047        20-3454263
             ---------------------------------------------------------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

        2580 Anthem Village Dr., Henderson, NV                89052
       -------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
                             -----------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS


ITEM NO.    DESCRIPTION OF ITEM                			PAGE NO.

Item 8.01   Other Events				      	2
Item 9.01   Financial Statements and Exhibits                  	3




ITEM 8.01 OTHER EVENTS

On February 12, 2013, the Company entered into a letter of intent with Le Flav Spirits, LLC, for the acquisition of its assets and intellectual property. A copy of the letter of intent is attached to this filing.

Le FLAV Spirits, LLC is the entity which controls the assets, trademarks, contracts, formulas, licenses, existing inventory and rights to the "Le FLAV" spirits brands. This is to include Le FLAV Brooklyn Iced Tea, Chateau Le FLAV, Le FLAV Cocktails, Le FLAV Cognacs, Le FLAV Super Premium Vodka & Flavored Vodkas and all flavors currently in production and contemplated.

The Company anticipates completing  the acquisition  agreement within fourteen
(14) business days.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

16.1	Copy of press release filed February 13, 2013.
16.2	Copy of letter intent, dated February 12, 2013.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 13, 2013


Amerigo Energy, Inc

By:  /s/ Jason F. Griffith, CPA
     Chief Executive Officer